Exhibit 10.27

                             MODIFICATION AGREEMENT


     THIS AGREEMENT, made this 9th day of April, 2002, by and among WEBSTER BANK, a federally chartered savings bank with an office at 145 Bank Street, Waterbury, Connecticut 06702 (the "Lender") and VERMONT PURE HOLDINGS, LTD,
(f/k/a VP Merger Parent, Inc.), a Delaware corporation with an office at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("Holdings"), CRYSTAL ROCK SPRING WATER COMPANY, a Connecticut corporation with an office at 1050 Buckingham Street, Watertown, Connecticut 06795 ("Crystal Rock"), PLATINUM ACQUISITION CORP. (f/k/a Vermont Pure Holdings, Ltd.), a Delaware corporation with an office at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("Platinum") and VERMONT PURE SPRINGS, INC., a Delaware corporation with an office at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("VPS"), and ADIRONDACK COFFEE SERVICE, INC. ("Adirondack") EXCELSIOR SPRING WATER COMPANY, INC. ("Excelsior") (Adirondack and Excelsior are herein referred to as The "Guarantors") and the Guarantors, collectively with VPS, Holdings, Crystal Rock and Platinum, are herein referred to as the "Obligors".

                                   WITNESSETH:

     WHEREAS, on October 5, 2000, the Obligors entered into a Commercial Loan and Security Agreement which was amended and restated by Amended and Restated Loan and Security Agreement dated as of November 1, 2001 (herein, as the same has been modified to the date hereof, the "Loan Agreement") with the Lender, which Loan Agreement governs and secures the various financing transactions undertaken to the date hereof between the Obligors and the Lender; and

         WHEREAS, the Obligors and the Lender desire to change the terms of the Loan Agreement by amending Section 1.1 (III) thereof.

         NOW THEREFORE, it is agreed as follows:

     (1) All facts of the above-recited preamble are hereb acknowledged as complete and accurate and shall be incorporated into this Modification as if fully restated herein and the Obligors jointly and severally represent that no Event of Default or event which with the giving of a notice or the passage of time would constitute an Event of Default has occurred under the Loan Agreement and any and all agreements, instruments and documents, evidencing, governing and/or securing the financing transactions outlined in the Loan agreement or executed in connection with the Loan Agreement (herein all collectively the "Loan Documents").

     (2) Section 1.1 (III) of the Loan and Security Agreement shall be and hereby is amended to read in full as follows:

                  "(III)     "Unfinanced Capital Expenditures" means Capital
         Expenditures financed with a party other than Lender but shall not include $600,000 expended by the obligors for shrink wrapping equipment and $1,200,000 expended by Obligors for bottling equipment."

     (3) All references to the "Loan and Security Agreement" in all Loan Documents and in all instruments, documents and agreements evidencing, securing or governing any of the Loan Documents shall be deemed to be references to the Loan Agreement as modified hereby.

     (4)      This Modification shall be effective as of January 30, 2002.

     (5) The indebtedness evidenced by said Loan Documents continues outstanding, and the execution and delivery to the Lender of this Modification Agreement does not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents but constitutes only an amendment of certain of the terms with respect thereto.

     (6) Nothing contained herein shall operate to release any of the Obligors of any liability to pay the Notes (as defined in the Loan Agreement) and to keep and perform the terms, conditions, obligations and agreements contained in the Loan Agreement and in all of the Loan Documents.

     (7) The Obligors hereby acknowledges and agrees that it has no defense, offset, recoupment or counterclaim with respect to the indebtedness evidenced b the Notes or the obligations set forth in the Loan Agreement (as amended hereby) or any of the Loan Documents and the Obligors hereby releases the Lender from any and all liability arising directly or indirectly with respect to the Loan Documents, the debt evidenced or governed by any of the Loan Documents and any and all actions taken by the Lender with respect to the transactions contemplated therein.

     In Witness Whereof, the parties have caused this Modification Agreement to be duly executed and delivered by the proper and duly authorized officers as of the date and year first above written.


WITNESSED:
                                            VERMONT PURE HOLDINGS, LTD
/s/  Ross Rapaport                          For itself and as successor to
------------------                          Platinum Acquisition Corp.
                                            By:/s/  Timothy G. Fallon
                                                    ----------------------------
/s/  Carol Lintz                            Name:  Timothy G. Fallon
----------------                            Title: CEO

/s/  Ross Rapaport                          CRYSTAL ROCK SPRING WATER COMPANY
------------------

/s/  Carol Lintz                            By: /s/   Peter Baker
----------------                                -----------------
                                            Name:  Peter B. Baker
                                            Title:    President


/s/  Ross Rapaport                          PLATINUM ACQUISITION CORP.
------------------

/s/  Carol Lintz                            By:  /s/  Timothy Fallon
----------------                                 -------------------
                                            Name:  Timothy G. Fallon
                                            Title:    CEO

/s/  Ross Rapaport                          VERMONT PURE SPRINGS, INC.
------------------

/s/  Carol Lintz                            By:  /s/  Timothy Fallon
----------------                                 -------------------
                                            Name:  Timothy G. Fallon
                                            Title:    CEO

/s/  Ross Rapaport                          ADIRIONDACK COFFEE SERVICE, INC.
------------------

/s/  Carol Lintz                            By:  /s/  Timothy Fallon
----------------                                 -------------------
                                            Name:  Timothy G. Fallon
                                            Title:    CEO

/s/  Ross Rapaport                          EXCELSIOR SPRING WATER COMPANY, INC.
------------------

/s/  Carol Lintz                            By:  /s/  Timothy Fallon
----------------                                 -------------------
                                            Name:  Timothy G. Fallon
                                            Title:    CEO

/s/  Ross Rapaport                          WEBSTER BANK
------------------

/s/  Carol Lintz                            By:  /s/  Robert Teittinen
----------------                                 ---------------------
                                            Name:  Robert E. Teittinen
                                            Title:  Vice President